SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

                 Filed by the Registrant                    [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

           [X] Preliminary Proxy Statement
           [ ] Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
           [ ] Definitive Proxy Statement
           [ ] Definitive Additional Materials
           [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                    Tri-Continental Corporation
            (Name of Registrant as Specified in its Charter)

                            [Insert Name]
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           TRI-CONTINENTAL CORPORATION
                    100 Park Avenue, New York, New York 10017

                     New York City Telephone (212) 850-1864
         Toll-Free Telephone (800) 221-2450--continental United States, including New York State

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999
To the Stockholders:
     The 69th Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the Four Seasons Resort, 2800 South Ocean Boulevard, Palm Beach, Florida 33480 on May 20, 1999 at 10:00 A.M., for the following purposes:

         (1)  To elect four Directors;
         (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 1999;
         (3)  To consider an  amendment  to the  Charter of the  Corporation  to increase the number of authorized shares of Common Stock; and
         (4)  To transact  such other  business as may properly  come before the
              Meeting or any adjournment thereof, including acting upon the three Stockholder proposals presented under the heading "Other Matters" in the Proxy Statement accompanying this Notice, if those proposals are brought before the Meeting;
all as set forth in the Proxy Statement accompanying this Notice.
     The minute book of the Corporation will be available at the Meeting for inspection by Stockholders.
     The close of business on March 18, 1999 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By order of the Board of Directors,

                                             /s/ FRANK J. NASTA
                                             ---------------------------------
                                                                     Secretary

Dated:  New York, New York, April   , 1999

                                -----------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE
     AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED
        FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED
           STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
              SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR
                  PROXY PROMPTLY. A PROXY WILL NOT BE REQUIRED
                          FOR ADMISSION TO THE MEETING.

                                                                    April , 1999

                           TRI-CONTINENTAL CORPORATION
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 1999

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 69th Annual Meeting of Stockholders (the "Meeting") to be held in Palm Beach, Florida on May 20, 1999.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of selection of auditors,
(iii) for the approval of an amendment to the Charter of the Corporation to increase the number of authorized shares of Common Stock, (iv) against all Stockholder proposals and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment. You may revoke your Proxy or change it by written notice to the Corporation (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on March 18, 1999 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 117,724,635 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

     In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 20, 1999, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

     The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report, if any, to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April , 1999.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

     There are twelve Directors presently in office. The Board is currently divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

     At the Meeting this year, four Directors are to be elected. Messrs. John E. Merow, James C. Pitney and James N. Whitson and Ms. Betsy S. Michel, each of whose term will expire at the 1999 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2002.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote for the election of Messrs. Merow, Pitney and Whitson and Ms. Michel. Mr. Merow has been a Director of the Corporation since 1991, Mr. Pitney has been a Director of the Corporation since 1981, Mr. Whitson has been a Director of the Corporation since 1993 and Ms. Michel has been a Director of the Corporation since 1985. All nominees were last elected by Stockholders at the 1996 Annual Meeting.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     Background information regarding Messrs. Merow, Pitney, and Whitson and Ms. Michel, as well as the other Directors of the Corporation, follows.

                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                           SECURITIES
                                                 THE NOMINEES DESIGNATED BY ASTERISK(*) ARE               BENEFICIALLY
                            EXPIRATION OF     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED     TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF           INDIRECTLY, AS OF
A DIRECTOR AND (AGE)       AS A DIRECTOR    1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.      MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------

  John E. Merow                  2002       RETIRED CHAIRMAN AND SENIOR PARTNER,                         14,534 Common
   1991 to Date                              SULLIVAN & CROMWELL, LAW FIRM, NEW                               Shares
     (69)                                   YORK, NY. Mr. Merow is a Director or
                                            Trustee  of  each  of  the  Seligman
                                            Group of investment  companies.+  He
    [photo]                                 is also a Director  of  Commonwealth
                                            Industries, Inc., the Foreign Policy
                                            Association,   the   Municipal   Art
                                            Society of New York,  and the United
                                            States  Council  for   International
                                            Business;  Chairman of the  American
                                            Australian Association;  Chairman of
                                            the New York Presbyterian Healthcare
                                            Network,  Inc.  and a Trustee of the
                                            New York Presbyterian Hospital; Vice
                                            Chairman  of the  United  States-New
                                            Zealand Council; and a Member of the
                                            American  Law   Institute   and  the
                                            Council on Foreign Relations.

    Betsy S. Michel            2002         ATTORNEY,  GLADSTONE, NJ. Ms. Michel                         6,954 Common
     1985 to Date                           is a Director or Trustee of each  of                            Shares
                                            the   (56)   Seligman    Group    of
                                            investment companies.+ She is also a
       [photo]                              Trustee of  The  Geraldine R.  Dodge
                                            Foundation;  and  Chairman  of   the
                                            Board  of  Trustees of St.  George's
                                            School   (Newport,  RI).   She   was
                                            formerly a  Director of The National
                                            Association of  Independent Schools
                                            (Washington, DC).


                                       4






                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                          SECURITIES
                                                 THE NOMINEES DESIGNATED BY ASTERISK(*) ARE               BENEFICIALLY
                            EXPIRATION OF     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT         OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED     TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF         INDIRECTLY, AS OF
A DIRECTOR AND (AGE)       AS A DIRECTOR    1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.      MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------
  James C. Pitney                2002       RETIRED  PARTNER,  PITNEY,   HARDIN,                            33,359 Common
  1981 to Date                              KIPP & SZUCH, LAW  FIRM, MORRISTOWN,                               Shares
     (72)                                   NJ.  Mr. Pitney  is  a  Director  or
                                            Trustee  of  each  of  the  Seligman
    [photo]                                 Group of investment  companies.+  He
                                            was  formerly a  Director  of Public
                                            Service Enterprise Group.

   James N. Whitson            2002         RETIRED EXECUTIVE VICE PRESIDENT AND                             8,249 Common
     1993 to Date                           CHIEF  OPERATING  OFFICER OF SAMMONS                                 Shares
         (64)                               ENTERPRISES, INC., DALLAS,  TX.  Mr.
                                            Whitson is a Director  or Trustee of
      [photo]                                  each  of  the   Seligman   Group  of
                                            investment  companies.+ He is also a
                                            Consultant   to  and   Director   of
                                            Sammons  Enterprises,  Inc.;  and  a
                                            Director  of C-SPAN  and  CommScope,
                                            Inc.  He was  formerly a Director of
                                            Red Man Pipe and Supply Company.


OTHER DIRECTORS
         The other Directors of the Corporation whose terms will not expire in 1999 are:



                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                          SECURITIES
                                                 THE NOMINEES DESIGNATED BY ASTERISK(*) ARE               BENEFICIALLY
                            EXPIRATION OF     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT         OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED     TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF         INDIRECTLY, AS OF
A DIRECTOR AND (AGE)       AS A DIRECTOR    1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.      MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------
John R. Galvin                 2000         DEAN,  FLETCHER  SCHOOL  OF  LAW AND                             770 Common
 1995 to Date                               DIPLOMACY   AT   TUFTS   UNIVERSITY,                                Shares
     (69)                                   MEDFORD,   MA.   General  Galvin  is
                                            Director  or  Trustee of each of the
                                            Seligman    Group   of    investment
                                            companies.+   He  is  also  Chairman
                                            Emeritus of the American  Council on
                                            Germany;  a  Governor  of the Center
                                            for  Creative   Leadership;   and  a
                                            Director   of  Raytheon   Co.,   the
                                            National Defense University, and the
                                            Institute for Defense  Analyses.  He
                                            was  formerly a  Director  of USLIFE
                                            Corporation;  Ambassador, U.S. State
                                            Department   for   negotiations   in
                                            Bosnia; Distinguished Policy Analyst
                                            at Ohio State  University;  and Olin
                                            Distinguished  Professor of National
                                            Security   Studies   at  the  United
                                            States Military  Academy.  From June
                                            1987 to June  1992,  General  Galvin
                                            was the  Supreme  Allied  Commander,
                                            Europe  and the  Commander-in-Chief,
                                            United States European Command.


                                       6





                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                          SECURITIES
                                                 THE NOMINEES DESIGNATED BY ASTERISK(*) ARE               BENEFICIALLY
                            EXPIRATION OF     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT         OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED     TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF         INDIRECTLY, AS OF
A DIRECTOR AND (AGE)       AS A DIRECTOR    1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.      MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------
Alice S. Ilchman               2001         RETIRED  PRESIDENT,  SARAH  LAWRENCE                          6,186 Common
 1990 to Date                               COLLEGE, BRONXVILLE, NY. Dr. Ilchman                             Shares
    (64)                                    is a Director or Trustee of  each of
                                            the  Seligman  Group  of  investment
                                            companies.+  She is also Chairman of
                                            The  Rockefeller  Foundation  and  a
                                            Director   of  The   Committee   for
                                            Economic   Development.    She   was
                                            formerly  a  Trustee  of The  Markle
                                            Foundation;  and a  Director  of the
                                            International  Research  &  Exchange
                                            Board   and   New   York   Telephone
                                            Company.

Frank A. McPherson             2001         RETIRED  CHAIRMAN  OF THE  BOARD AND                           6,613 Common
  1995 to Date                              CHIEF  EXECUTIVE  OFFICER  OF  KERR-                              Shares
     (65)                                   MCGEE  CORPORATION,  OKLAHOMA  CITY,
                                            OK.  Mr.McPherson  is a  Director or
                                            Trustee  of  each  of  the  Seligman
                                            Group of investment  companies.+  He
                                            is     also    a     Director     of
                                            Kimberly-Clark  Corporation, Bank of
                                            Oklahoma Holding   Company,  Baptist
                                            Medical Center,  Oklahoma Chapter of
                                            the  Nature  Conservancy,   Oklahoma
                                            Medical  Research   Foundation,  and
                                            National  Boys  and  Girls  Clubs of
                                            America;   and   President  of   the
                                            Oklahoma  Foundation for  Excellence
                                            in   Education.   He   was  formerly
                                            Chairman  of   the   Oklahoma   City
                                            Chamber   of   Commerce   and    the
                                            Oklahoma    City   Public    Schools
                                            Foundation;   a  Director   of   the
                                            Federal  Reserve   System's   Kansas
                                            City Reserve Bank;  and a Member  of
                                            The Business Roundtable.


                                       7






                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                          SECURITIES
                                                 THE NOMINEES DESIGNATED BY ASTERISK(*) ARE               BENEFICIALLY
                            EXPIRATION OF     "INTERESTED PERSONS" OF THE CORPORATION (AS THAT         OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED     TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF         INDIRECTLY, AS OF
A DIRECTOR AND (AGE)       AS A DIRECTOR    1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.      MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------
  William C. Morris*           2000         CHAIRMAN,  J. &  W. SELIGMAN  &  CO.                           86,199 Common
     1988 to Date                           INCORPORATED,   NEW  YORK,  NY.  Mr.                              Shares
       (61)                                 Morris   is   Chairman   and   Chief
                                            Executive  Officer  of  each  of the
                                            Seligman    Group   of    investment
                                            companies;+   Chairman  of  Seligman
                                            Advisors,    Inc.    and    Seligman
                                            Services,  Inc.;  and a Director  of
                                            Seligman   Data  Corp.  He  is  also
                                            Chairman of Carbo Ceramics Inc.; and
                                            a     Director     of     Kerr-McGee
                                            Corporation.

   James Q. Riordan            2000         DIRECTOR,   VARIOUS   ORGANIZATIONS,                          179,159 Common
     1989 to Date                           STUART,   FL.   Mr.   Riordan  is  a                               Shares
         (71)                               Director  or  Trustee of each of the
                                            Seligman    Group   of    investment
                                            companies.+ He is also a Director or
                                            Trustee  of  The Houston Exploration
                                            Company,   The    Brooklyn   Museum,
                                            KeySpan Energy Corporation, The Com-
                                            mittee for Economic Development, and
                                            Public  Broadcasting  Service (PBS).
                                            He was  formerly  Vice  Chairman  of
                                            Mobil  Corporation;  Co-Chairman  of
                                            the   Policy   Council  of  The  Tax
                                            Foundation; a Director and President
                                            of   Bekaert   Corporation;   and  a
                                            Director    of    Tesoro   Petroleum
                                            Companies,   Inc.  and  Dow  Jones &
                                            Company, Inc.


                                       8





                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                          SECURITIES
                                               THE NOMINEES DESIGNATED BY ASTERISK(*) ARE                 BENEFICIALLY
                            EXPIRATION OF   "INTERESTED PERSONS" OF THE CORPORATION (AS THAT           OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS TERM IF ELECTED TERM IS DEFINED IN THE INVESTMENT COMPANY
ACT OF  INDIRECTLY,  AS OF A DIRECTOR AND (AGE) AS A DIRECTOR  1940, AS AMENDED)
BECAUSE OF THEIR STATED ASSOCIATIONS. MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------
Richard R. Schmaltz*           2001         DIRECTOR   AND   MANAGING  DIRECTOR,                              3,131 Common
     1997 to Date                           DIRECTOR  OF  INVESTMENTS,  J. &  W.                                  Shares
         (58)                               SELIGMAN  &  CO.  INCORPORATED,  NEW
                                            YORK, NY. Mr. Schmaltz is a Director
                                            or Trustee  of each of the  Seligman
                                            Group of investment companies,+ with
                                            the   exception  of  Seligman   Cash
                                            Management  Fund,  Inc. He is also a
                                            Director of Seligman  Henderson  Co.
                                            and  a  Trustee  Emeritus  of  Colby
                                            College.  He was formerly  Director,
                                            Investment  Research at  Neuberger &
                                            Berman  from May  1993 to  September
                                            1996 and Executive Vice President of
                                            McGlinn  Capital  from  July 1987 to
                                            May 1993.

   Robert L. Shafer            2000         RETIRED  VICE  PRESIDENT  OF  PFIZER                              3,000 Common
   1991 to Date                             INC., NEW YORK, NY. Mr. Shafer  is a                                 Shares
         (66)                               Director  or  Trustee of each of the
                                            Seligman    Group   of    investment
                                            companies.+   He   was formerly   a
                                            Director of USLIFE Corporation.


                                       9






                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                                          SECURITIES
                                               THE NOMINEES DESIGNATED BY ASTERISK(*) ARE                 BENEFICIALLY
                            EXPIRATION OF   "INTERESTED PERSONS" OF THE CORPORATION (AS THAT           OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS TERM IF ELECTED TERM IS DEFINED IN THE INVESTMENT COMPANY
ACT OF  INDIRECTLY,  AS OF A DIRECTOR AND (AGE) AS A DIRECTOR  1940, AS AMENDED)
BECAUSE OF THEIR STATED ASSOCIATIONS. MARCH 18, 1999
-----------------------   --------------    -------------------------------------------------------    ------------------
Brian T. Zino*                  2001         DIRECTOR  AND  PRESIDENT,  J. &  W.                         28,462 Common
 1993 to Date                                SELIGMAN  & CO.  INCORPORATED,  NEW                             Shares
    (46)                                     YORK, NY. Mr. Zino is  President of
                                             each  of  the  Seligman   Group  of
                                             investment   companies,+  with  the
                                             exception   of   Seligman   Quality
                                             Municipal  Fund,  Inc. and Seligman
                                             Select  Municipal  Fund, Inc. He is
                                             also a Director  or Trustee of each
                                             of the Seligman Group of investment
                                             companies;   Chairman  of  Seligman
                                             Data  Corp.;  a Member of the Board
                                             of  Governors  of  the   Investment
                                             Company  Institute;  and a Director
                                             of ICI  Mutual  Insurance  Company,
                                             Seligman   Advisors,    Inc.,   and
                                             Seligman Services, Inc.


+ The Seligman Group of investment companies consists of the Corporation, Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc.

     Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. Mr. Morris shares voting and investment power with respect to 16,638 shares. At March 18, 1999, all Directors and Officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock.

     Ms. Michel disclaims beneficial ownership of 5,457 shares in two trusts over which she serves as co-trustee. Mr. Morris disclaims beneficial ownership of 31,135 shares in three trusts for his children. Mr. Zino disclaims beneficial ownership of 1,098 shares registered in his wife's name.

     As of January 1, 1998, Mr. Richard R. Schmaltz bought 500 Class A common shares and 1,000 Class B common shares of the Manager from the Manager, each at a price of $239.48 per share. As of January 1, 1999, Mr. Schmaltz bought 1,000 Class B common shares of the Manager from the Manager, each at a price of $307.53 per share.

     The Board of Directors met six times during 1998. The standing committees of the Board include the Board Operations Committee, Audit Committee and
Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Corporation. The Committee met four times in 1998. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

     AUDIT COMMITTEE. This Committee recommends the independent public accountants for selection as auditors by the Board and Stockholder approval annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Corporation for consultation on audit, accounting and related financial matters. The Committee met twice in 1998. Members of this Committee are Messrs. Whitson (Chairman), Galvin, McPherson and Merow and Ms. Michel.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from

Stockholders submitted in writing to the Secretary of the Corporation. The Committee met twice in 1998. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and Dr. Ilchman.

     Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which he or she serves.

EXECUTIVE OFFICERS OF THE CORPORATION
     Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                                      POSITION WITH CORPORATION AND
         NAME             AGE                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Charles C. Smith, Jr.     42   VICE  PRESIDENT  AND PORTFOLIO  MANAGER OF THE  CORPORATION  since  December  1994.  Mr. Smith is a
                               Managing  Director  of the  Manager,  a  position  he has  held  since  January,  1994.  He is Vice
                               President  and  Portfolio  Manager of Seligman  Common Stock Fund,  Inc. and Seligman  Income Fund,
                               Inc.; and Vice President of Seligman Portfolios,  Inc. and Portfolio Manager of its Seligman Common
                               Stock Portfolio and Seligman Income Portfolio.

Charles W. Kadlec         53   VICE PRESIDENT OF THE CORPORATION  since May 1996. Mr. Kadlec is a Managing Director of the Manager
                               and Chief Investment Strategist of Seligman Advisors, Inc.

Lawrence P. Vogel         42   VICE PRESIDENT OF THE CORPORATION  since January 1992. Mr. Vogel is Senior Vice President,  Finance
                               of the Manager.  He is Vice President of the other  investment  companies in the Seligman Group. He is also Senior Vice President,  Finance of Seligman  Advisors,  Inc. and Seligman Data Corp.;  Vice
                               President and  Treasurer of Seligman  International,  Inc.;  Vice  President of Seligman  Services,
                               Inc.; and Treasurer of Seligman Henderson Co.

Frank J. Nasta            34   SECRETARY  OF THE  CORPORATION  since  March  1994.  Mr.  Nasta is  General  Counsel,  Senior  Vice
                               President,  Law and Regulation and Corporate Secretary of the Manager. He is Secretary of the other investment  companies in the Seligman Group. He is also Corporate  Secretary of Seligman  Advisors,
                               Inc., Seligman Services,  Inc., Seligman Henderson Co., Seligman International,  Inc., and Seligman
                               Data Corp.

Thomas G. Rose            41   TREASURER OF THE  CORPORATION  since November  1992. Mr. Rose is Treasurer of the other  investment companies in the Seligman Group. He is also Treasurer of Seligman Data Corp.

     All officers are elected annually by the Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing Officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation retainer fees of $16,000 per year. In addition, such Directors are currently paid a total of $2,000 for each day on which they attend Board and/or Committee meetings, which is paid by the Corporation and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended December 31, 1998 were as follows:

  NUMBER OF DIRECTORS     CAPACITY IN WHICH REMUNERATION       AGGREGATE DIRECT
       IN GROUP                    WAS RECEIVED                  REMUNERATION
  ------------------      ------------------------------       ---------------
         9              Directors and Members of Committees       $215,200

     Director's attendance, retainer and/or committee fees paid to each Director during 1998 were as follows:

                                              AGGREGATE       PENSION OR RETIREMENT    TOTAL COMPENSATION
                                            COMPENSATION       BENEFITS ACCRUED AS    FROM CORPORATION AND
NAME                                      FROM CORPORATIONPART OF CORPORATION EXPENSES    FUND COMPLEX*
-------------------------------------     ----------------  -------------------------  -------------------
John R. Galvin                                $24,800.00                -0-               $79,000.00
Alice S. Ilchman                               22,400.00                -0-                73,000.00
Frank A. McPherson                             24,800.00                -0-                79,000.00
John E. Merow                                  24,000.00+               -0-                77,000.00
Betsy S. Michel                                24,800.00                -0-                79,000.00
James C. Pitney                                23,200.00+               -0-                75,000.00
James Q. Riordan                               23,200.00                -0-                75,000.00
Robert L. Shafer                               23,200.00                -0-                75,000.00
James N. Whitson                               24,800.00+               -0-                79,000.00
                                          --------------
                                             $215,200.00
                                          ==============

---------------
  *  There are 17 other investment companies in the Seligman Group.
  + Mr. Merow, who had deferred receiving his fees from the Corporation from 1991 up to 1997, has a balance as of December 31, 1998 of $124,695 in his deferred plan, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation from 1983 up to 1993, has a balance as of December 31, 1998 of $222,488 in his deferred plan, including earnings. Mr. Whitson has elected to defer receiving his fees from the Corporation. From 1993 through December 31, 1998, Mr. Whitson has a balance of $132,345 in his deferred plan, including earnings.

     No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of, or consultants to, the Manager.

     The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of the proposed Directors.

             YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
                STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE
               NOMINEES TO SERVE AS DIRECTORS OF THE CORPORATION.

                    B. RATIFICATION OF SELECTION OF AUDITORS
                    ----------------------------------------
                                  (Proposal 2)

     In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corporation for 1999, subject to ratification or rejection by Stockholders.

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Corporation for 1999. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
                 SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS
                               OF THE CORPORATION.

   C. CONSIDERATION OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
   ---------------------------------------------------------------------------
                                  (Proposal 3)

     The Board of Directors believes it advisable to amend the Corporation's Charter to increase the authorized number of shares of Common Stock of the Corporation from 129,000,000 to 159,000,000. As of March 18, 1999 there were 117,724,635 shares of Common Stock outstanding and 246,526 shares reserved for issuance upon the exercise of outstanding Stock Purchase Warrants, leaving 11,028,839 shares presently available for future issue.

     Authorized but unissued shares have regularly been issued to Stockholders who take shares for the distributions of realized gain each year. From May 1997 (the last time the number of authorized shares of Common Stock was increased) through 1998, the Corporation issued 20,766,749 shares in connection with its gain distributions. Also, shares required to satisfy the requirements of Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Account Trusts, Retirement Plans for Self-Employed Individuals, the Seligman Data Corp. Employees' Thrift Plan and the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan (collectively the "Plans") must be issued at net asset value at any time net asset value is lower than market price.

     The Board believes it is advisable to amend the Corporation's Charter to authorize a reasonable number of additional shares, in particular in order that the Corporation may continue to be able to satisfy the requirements of its capital gain distributions and of the Plans described above and therefore proposes that the first sentence of Article FIFTH of the Charter be revised as follows (underscoring indicates additions and brackets deletions):

     "FIFTH. The total amount of authorized capital stock of the Corporation is 160,000,000 [130,000,000] shares, having an aggregate par value of $129,500,000 [$114,500,000], of which 1,000,000 shares of the par value of
     $50 each, amounting in the aggregate to $50,000,000, are $2.50 Cumulative Preferred Stock (hereinafter called the preferred stock) and 159,000,000 [129,000,000] shares of the par value of $0.50 each, amounting in the aggregate to $79,500,000 [$64,500,000], are Common Stock (hereinafter called the common stock)."

     The adoption of this Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding Preferred Stock and Common Stock of the Corporation. If the Charter is so amended, the Board will have authority to issue the authorized shares without further approval of Stockholders. The Board has no present intention of issuing additional shares except in connection with capital gains distributions and the Plans.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT THE STOCKHOLDERS VOTE FOR THE INCREASE IN
                       THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK.
                                D. OTHER MATTERS
                                ----------------

     Tri-Continental received four proposals from Stockholders for inclusion in this year's proxy material, three of which are set forth below. Mr. Nathan Lipson has submitted proposals for six consecutive years. Mrs. Eleanor Lipson has submitted proposals for five consecutive years. Mr. Thomas S. Shea has submitted proposals for four consecutive years. Your Board of Directors unanimously recommends that you vote AGAINST each of the Stockholder proposals. The Board's reasoning is set forth following each proposal in a statement of opposition which you are urged to read carefully.

Stockholder Proposal No. 1
        (Proposal 4)

     Mrs. Eleanor Lipson, 3040 Foxcroft Road, Ann Arbor, Michigan 48104 is the registered owner of 30,271 shares of the Corporation's Common Stock and has notified the Corporation that she intends to introduce the proposal set forth below at the meeting.

     RESOLVED, that the shareholders recommend that the board of directors take the steps necessary to cause a tax-free exchange or merger of Tri-Continental with an open-end, equity-based, mutual fund, the exchange to be based on the net asset value of Tri-Continental shares.

     Mrs. Lipson has submitted the following statement in support of her proposal:

     By EXCHANGING TRI-CONTINENTAL shares FOR AN OPEN-END MUTUAL FUND, on the basis of the net asset value of our shares, this proposal would IMMEDIATELY ELIMINATE THE PRESENT LARGE MARKET DISCOUNT on the value of our shares. As of November 20, 1998, TRI-CONTINENTAL shares TRADED AT A 17.8% DISCOUNT from their actual net asset value. On November 25, 1998, while TRI-CONTINENTAL COMMON SHARES WERE WORTH $36.00, THEY TRADED AT $29.50. The SHAREHOLDERS SHOULD have the opportunity to OBTAIN THIS $6.50 PER SHARE DIFFERENCE.

     Shareholders have been burdened by this PERSISTENT DISCOUNT for many years.
J. & W. SELIGMAN & Co., our investment advisor, HAS TOLERATED THIS SITUATION. The open-ending of our shares by a merger with another fund with better management, could cause both immediate and long term increases in the value of our investments.

     In addition, MERGER WITH ANOTHER FUND COULD RESULT IN COST SAVINGS by increasing the asset base used as the basis for management fees. Such SAVINGS COULD BE USED TO INCREASE OUR DIVIDENDS.

     Tri-Continental prices, like share prices of all publicly-traded companies, are established by the value determined by the investing public. SUPPLY AND DEMAND, AS DECIDED IN INVESTORS, DECIDE THE PRICE OF TRI-CONTINENTAL STOCK. It appears to me that the public believes that Tri-Continental's management will do no better in the future than in the past. It follows that, BARRING A SIGNIFICANT CHANGE IN STRUCTURE AND MANAGEMENT, THE DISCOUNT WILL CONTINUE. This could be QUICKLY REVERSED BY MERGER WITH AN OPEN-END FUND.

     IF YOU WANT AN IMMEDIATE INCREASE IN THE VALUE OF YOUR TRI-CONTINENTAL INVESTMENT, YOU SHOULD SUPPORT THIS PROPOSAL. As a long-term shareholder with a significant investment in Tri-Continental, I URGE YOUR SUPPORT.

               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                        FOR THE REASONS SET FORTH BELOW.

     Tri-Continental was organized in 1929 and has operated successfully as a closed-end investment company providing investors with favorable returns for many years. The Stockholders of the Corporation have overwhelmingly rejected similar types of proposals on eight prior occasions, most recently in 1995, 1996, 1997 and 1998. The Directors continue to believe that the proposal to convert the Corporation into an open-end (mutual) fund, whether through charter amendments or a business combination with a mutual fund as Mrs. Lipson proposes, is not in the best interests of Tri-Continental Stockholders. The stockholders of other closed-end investment companies have considered and, in many cases, rejected, similar proposals to convert to open-end status. The effect of such a change might be to provide some Stockholders with a quick, one-time profit, but it would be at the expense of other Stockholders who have invested for the longer term and wish to remain in a closed-end fund.

     A principal reason offered in support of proposals to convert closed-end funds to open-end status is the elimination of the discount from net asset value at which the stocks of most closed-end investment companies (including Tri-Continental) have traded in the market in recent years. While a merger or tax free exchange of shares at net asset value with an open-end mutual fund would eliminate the discount, long-term Stockholders would find that their money was invested in an entity with many characteristics different from -- and possibly less attractive than -- the one in which they had purchased shares.

     Closed-end investment companies have a fixed amount of capital. As a result, portfolio managers are not burdened by non-investment considerations such as continuous sales or redemptions of shares, and virtually all of a closed-end fund's net assets may be invested in securities. In contrast, open-end funds may receive inflows of new money at inopportune times from an investment point of view. They also must seek to maintain cash reserves to provide for stockholder redemptions in amounts that cannot be anticipated and often occur at inopportune times. Purchases and redemptions of mutual fund shares can be affected by investor psychology and sentiment as well as market and economic factors and can be extremely volatile and unpredictable.

     It has been the experience of other closed-end funds that conversion to open-end status in the short-term results in significant redemptions which may force liquidation of portfolio investments, and the realization of capital gains or losses, to the disadvantage of continuing stockholders. In October 1995, Global Privatization Fund merged with and into Alliance Worldwide Privatization Fund to form a combined open-end fund with net assets of approximately $1 billion. Within the first week of the merger, the resulting open-end fund experienced redemptions of approximately $200 million. Within three months of the merger, the redemptions totaled $400 million. In 1996, Emerg-ing Tigers Fund (now Merrill Lynch Emerging Tigers Fund) experienced redemptions of approximately 40% of its net assets within six months of its conversion. Alliance Global Environment Fund suffered redemptions of more than 50% of its net assets within three weeks of conversion to open-end status in October 1997.

     Significant redemptions could adversely affect the performance of the Corporation's assets in several ways if the Corporation were to merge into an open-end fund:

         o Redemptions might force the sale of portfolio securities in amounts and at times that result in unfavorable prices and therefore could be disadvantageous for non-redeeming Stockholders.
         o Redemptions could force the merged entity to realize capital gains that would not otherwise have been realized by the Corporation, with unfavorable tax consequences to continuing Stockholders.
         o Greater liquidity would have to be maintained by the merged fund against the possibility of continuing redemptions. Liquidity concerns would constrain the portion of the fund's assets that could be invested in less liquid securities that may be highly attractive from an investment point of view.
         o The merged mutual fund would likely have in place a "Rule 12b-1 plan" in order to discourage redemptions and encourage sales. Such a plan would involve material expenses not currently incurred by the Corporation's Stockholders and result in a materially higher expense ratio.
         o Because a portion of the merged entity's operating expenses would remain relatively constant as its assets expand or contract, the merged mutual fund's expense ratio (the ratio of operating expenses to average net assets) would increase as redemptions took place.
         o Continuous sales and redemptions of the merged entity's shares could result in shareholder service costs not currently faced by the Corporation's Stockholders and result in an increase in the expense ratio. Such increase in the expense ratio would have a direct adverse effect on dividend yield and total return.

   The Directors believe that the Corporation's investment performance is more important than the discount to most long term investors. However, the Corporation has regularly investigated the possible reasons for the discount and possible approaches for reducing it, including share repurchase programs and managed distribution policies. A detailed discussion, including references to the share repurchase program approved by the Directors in November 1998, is included in the

Corporation's 1998 Annual Report. The Corporation has also reviewed the opinions of industry experts and various academic studies on the subject of closed-end fund discounts. The Board has reviewed these matters and intends to review them on an ongoing basis in the future. It should be noted that the discounts for all closed-end funds have tended to fluctuate over a wide range. The shares of the Corporation have sometimes traded in excess of net asset value and at other times the shares have traded at a discount from net asset value that is not significant. While there can be no assurance that there will be a substantial reduction in the current discount, there is likewise no reason to believe that, in the future, shares will not trade at a narrower discount or at or above their net asset value as they have in the past.

     While discounts persist, investors are able to purchase shares in the market and put more than a dollar of net assets to work for them for every dollar invested. In fact, 81% of the registered holders of the Corporation's common stock are currently taking advantage of this situation either by participating in a plan that allows Stockholders to take the Corporation's dividends, year-end gain distributions, or both, in additional shares, or by purchasing additional shares through one of the plans offered by the Corporation. This opportunity to invest at a discount would be lost after open-ending.

     The Stockholders have overwhelmingly voted against proposals to open-end the Corporation at eight prior annual meetings. In 1998, 1997, 1996 and 1995, proposals substantially similar to the current proposal were rejected by 84%, 83%, 83% and 87%, respectively, of the votes cast. The Stockholders also overwhelmingly voted against proposals to convert to open-end status at the meetings in 1966, 1967, 1977 and 1978.

     Stockholders of several other closed-end investment companies have considered and rejected similar stockholder proposals. For example, in 1995, 1996 and 1997, the stockholders of Putnam Intermediate Government Income Trust and General American Investors Company rejected similar proposals. In 1997, the stockholders of Emerging Germany Fund, Templeton Global Governments Income Trust, Templeton Global Income Fund and Templeton Dragon Fund rejected similar proposals. And in 1998, the stockholders of Clemente Global Growth Fund, Templeton Dragon Fund and INVESCO Global Health Sciences Fund rejected similar proposals.

     Unlike most closed-end equity funds, the Corporation has outstanding both preferred stock and warrants to purchase common stock. If the Corporation were to convert to open-end status, the preferred stock and warrants would have to be redeemed, resulting in an outflow of capital to pay for the redemptions. It is not even clear whether it would be possible to redeem the outstanding warrants or make other appropriate provision to protect the warrantholders. The Corporation's charter does not provide for redemption of the warrants under any circumstances.

     Even assuming these issues could be resolved, the costs of the process of conversion to an open-end fund, including the legal, accounting and printing costs, would be significant. These costs would be borne by the Common
Stockholders. The Corporation has historically had an unusually low expense ratio, and this benefit to Stockholders would be jeopardized by open-ending.

     In summary, the Directors believe that there is an important continuing service to be provided to the investing public by maintaining Tri-Continental as a large and broadly diversified closed-end investment fund. Your vote against this proposal will help to ensure Tri-Continental's continuity as a closed-end fund in the long-term interest of all its Stockholders.

     This proposal will not be adopted unless the votes cast in favor of such proposal exceed the votes cast against it. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, Proxies will be voted AGAINST approval of the proposal. The adoption of the proposal would not in itself result in any action, but would simply amount to a request for consideration by the Board.

     The Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and its Stockholders.

Stockholder Proposal No. 2
        (Proposal 5)

     Mr. Nathan Lipson, 3040 Foxcroft Road, Ann Arbor, Michigan 48104 is the registered owner of 38,434 shares of the Corporation's Common Stock and has notified the Corporation that he intends to introduce the following proposal at the meeting:

     RESOLVED, that the shareholders recommend that the board of directors take the steps necessary to provide that in future board of directors elections, except for officers and employees of J. & W. Seligman & Co., Inc. and Tri-Continental Corporation (the "inside directors" or "interested persons"), NO PERSON WHO IS A MEMBER OF A BOARD OF DIRECTORS OF A CORPORATION MANAGED BY J. &
W. SELIGMAN & Co., Inc. SHALL QUALIFY TO SERVE ON THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION.

    Mr. Lipson has submitted the following statement in support of his proposal:

    The directors of Tri-Continental Corporation serve on all boards of directors of the mutual funds managed by J. & W. Seligman & Co., i.e., ON A TOTAL OF 17 SELIGMAN BOARDS! Since the other Seligman-run funds have different objectives than Tri-Continental, this proposal could AVOID POSSIBLE CONFLICTS OF INTEREST ON OUR BOARD.

     The IDENTICAL-BOARD DEVICE, which CONCENTRATES CONTROL OF ALL SELIGMAN-RUN FUNDS IN THE HANDS OF A SINGLE BOARD OF DIRECTORS, could cause our board to give more weight to the views of the manager and other fund considerations than to the interests of Tri-Continental shareholders. Some of the outside directors do not have long association with our company. THERE ARE MANY QUALIFIED DIRECTOR CANDIDATES OUTSIDE OF THOSE WHO RUN THE OTHER SELIGMAN FUNDS.

     Many of the "outside" directors on our board also serve on other company boards. The Blue Ribbon Commission on Director Professionalism of the National Association of Corporate Directors has urged that OUTSIDE DIRECTORS SERVE ON NO MORE THAN 6 CORPORATE BOARDS. They estimate that A DIRECTOR SHOULD typically SPEND A MONTH PER YEAR TO effectively WATCH FOR WEAK EXECUTIVES AND POOR COMPANY PERFORMANCE. The NEW YORK TIMES of November 16, 1996, ran an article, "WHEN DIRECTORS PLAY MUSICAL CHAIRS -- SEATS ON TOO MANy BOARDS SPELL PROBLEMS FOR INVESTORS." We should NOT TOLERATE MULTIPLE DIRECTORS at Tri-Continental.

     Over the long term, TRI-CONTINENTAL'S TOTAL RETURN has LAGGED BEHIND THE STANDARD & POOR'S 500 Composite Stock Index and BELOW the performance of MANY OPEN-END MUTUAL FUNDS. This helps explain the PERSISTENT DOUBLE DIGIT DISCOUNT from net asset value IN THE MARKET PRICE OF OUR SHARES. The PRESENT BOARD of directors HAS TOLERATED THIS SITUATION.

     In prior years many shareholders supported this reform. As more shareholders recognize that MANAGEMENT ACCOUNTABILITY COULD BE ACCOMPLISHED BY A BOARD that INCLUDES MORE DISINTERESTED AND DEDICATED OUTSIDE DIRECTORS, this proposal could carry in 1999. CHANGES ARE NEEDED TO INVOLVE THE AVERAGE SHAREHOLDER in the operation of our corporation. As a long-term shareholder with a significant investment in Tri-Continental, I URGE YOUR SUPPORT FOR DEMOCRACY IN THE GOVERNANCE OF OUR CORPORATION.


               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                        FOR THE REASONS SET FORTH BELOW.

     The Board of Directors is very concerned about imposing additional qualification requirements on potential Directors. Such limits would have the effect of reducing the pool of well-qualified candidates from which your Directors are chosen. If the proposal is implemented, it would immediately result in nine of the Corporation's current Directors becoming disqualified to stand in future elections unless they resigned their directorships and trusteeships in the other investment companies managed by Seligman. Loss of any these valuable Directors would result in the loss of important Board continuity and of a significant depth of expertise, talent and experience. Maintaining such continuity and having the benefit of such expertise, talent and experience are tremendous assets and are in the best interests of the Corporation and its Stockholders.

     Stockholders have considered and rejected this proposal submitted by either Mr. Lipson or Mrs. Lipson at the 1995, 1996, 1997 and 1998 annual meetings, and 83%, 78%, 80% and 80% of the votes cast, respectively, were cast against the proposal.

     Many corporations, including Tri-Continental, have found it beneficial to have directors who are also directors of other companies. This is particularly true among groups of investment funds, many of which have long recognized that common boards provide numerous benefits, including cost savings and other efficiencies, to each fund in their group individually. Directors on common boards have the important benefit of a much broader knowledge of the investment company business, and the group's investment adviser, than a director of only one fund. In addition, similar issues often confront the boards of various investment companies in a complex of funds.

     The Corporation has found that directors serving on the boards of other funds bring experience, insight and understanding to issues involving the Corporation, which is in the best interests of Tri-Continental's Stockholders. The Directors believe that this experience and insight would be unavailable to the Corporation if this proposal were adopted.

     There is no requirement that Directors of the Corporation serve as directors of other funds managed by Seligman, and every Director is fully accountable to the Stockholders of Tri-Continental Corporation whether or not he or she serves on the board of another company. Each year a portion of the Board must be nominated and re-elected. Nominations are made by the Director Nominating Committee comprised of Directors who are not "interested persons" of Tri-Continental. Under the present system, Stockholders have the ability to elect the Directors of their choice. Adoption of the artificial qualifications required under this proposal would limit that choice.

     The investment objectives and policies of the Corporation are fully understood by the Directors. Their service as directors of other investment funds does not affect their commitment to such objectives and policies. In fact, the Directors believe that the insight gained from serving as directors for investment funds with differing investment objectives and policies helps provide a perspective that would otherwise be unavailable.

     The compensation of the Corporation's Directors is set having regard to the fact that they serve on the boards of other funds managed by Seligman, and if they were not directors of such other funds, the Corporation would find it necessary to increase Director remuneration significantly, increasing the expenses of the Corporation.

     Mr. Lipson suggests that the report (the "Report") of the Blue Ribbon Commission on Director Professionalism of the National Association of Corporate Directors (the "NACD") supports his proposal. We disagree. First, the NACD has not "urged that outside directors serve on no more than 6 corporate boards," as Mr. Lipson claims. Rather, the Report recommends that corporations consider establishing guidelines to avoid potential "director over-commitment." Although the Report mentions that "[b]oards should prefer individuals who hold no more than five or six public-company directorships," it cautions against a "one-size-fits-all" approach and clearly states that "[t]hese guidelines, like all of this Report's recommendations, should be adapted by individual boards to individual corporate circumstances." Moreover, the Report does not even imply that the unique requirements of service on investment company boards were addressed or considered by the NACD. In addition, Mr. Lipson's claim that the NACD
"estimate[s] that a director should typically spend a month per year" in executing their duties is misleading because the Report makes no such estimate; rather, the Report mentions in a footnote that directors spend various amounts of time "preparing for and attending board and committee meetings, to as much as 190 hours per year."

     This proposal will not be adopted unless the votes cast in favor of such proposal exceed the votes cast against it. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, Proxies will be voted AGAINST approval of the proposal. The adoption of the proposal would not in itself result in any action, but would simply amount to a request for consideration by the Board.

     The Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and its Stockholders.


Stockholder Proposal No. 3
        (Proposal 6)

     Mr. Thomas S. Shea, Route 1, Box 117, Secor, Illinois 61771-9730 is the registered owner of _____ shares of the Corporation's common stock and has notified the Corporation that he intends to introduce the proposal set forth below at the meeting.

     RESOLVED that the Shareholders of The Tri-Continental Corporation assembled in annual meeting in person and by proxy recommend to and authorize the Board of Directors to not renew the contract with J. & W. Seligman & Company for portfolio management and investment advisor and to solicit proposals from others that have no affiliation with Seligman.

     Mr. Shea has submitted the following statement in support of his proposal:

1. The significant discount to net asset value persists. According to the summary of closed-end funds printed in the 11/29/98 edition of the New York Times, our shares closed Friday 11/27 at 17.84% discount to net asset value, viz., 36.14 of assets selling for 29.75.

     Of the 21 general equity funds published in the weekly summary, TY was 19th out of 21 (only 2 others sold at a greater discount on a percentage basis).
     Of the 21 funds, 5 were at a premium to net asset value (one at 11%, another at 18% premium). 2 were at a discount of less than 5%; 8 were at a discount of 6%-10%; 2 were in the range of 11%-15%; 3 (including TY) were in the 16%-20% group; one was over 20%.
     There is a persistent pattern of TY being near the bottom of the list (i.e. greater discount) for at least the past four years.
     The effect of this for anyone who needs/wants to sell some shares is that the seller gets approximately 83% of the real-value for their share of the "corporate-pie".

2. Looking at it from a little different perspective, the discount means that TY is a "leveraged situation".
     For every dollar invested in the  purchase/ownership of TY stock, there are
1.20 worth of assets working.
     Would it not be reasonable to expect this "leverage" to give us a better return than the market averages?
     That might be a reasonable expectation but the historic facts are that TY's annualized returns have been less than those of the S&P 500 for at least the last four years.
     Management's explanation for this "lagging performance" is that the TY portfolio has less volatility (lower beta) than the S&P 500. Hence, TY with lower volatility and presumably lower risk, returns less (risk being equated with return). This explanation is true but it ignores the fact of the 120% leverage. 3. At the last four annual meetings the Management cannot explain the persistence and the magnitude of the discount to net asset value.
     At the '98 meeting I suggested that at least a partial explanation might be found in the observation of Dr. J. Mark Mobius in his '96 book ("Mobius on Emerging Markets").
     On pg. 224 of that work, Dr. Mobius is speaking of closed-end funds (same structure as TY) in emerging markets. He states: "A continuous discount indicates investor perception that the manager of the fund is not adding value to the fund, while a premium indicates that investors believe the fund manager's efforts enhance the value of the fund assets."
     (Dr. Mobius was named Closed-End Fund Manager of the Year in '93 by "Morning Star".)

4. Seligman has been the only manager and investment advisor since the inception of TY (1929).

5. The Board of Directors has the responsibility to obtain the best portfolio management and advisors and to evaluate the performance of these contractors on a regular and timely basis.

     Our Board includes three officers of Seligman and all of the other Board members are also directors of sixteen other Seligman funds. Also, the fees paid by TY to Seligman are not negligible.
     Objective evaluation might be difficult in these circumstances. Hence, I am offering this resolution for your consideration and urging your affirmative vote.

               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                        FOR THE REASONS SET FORTH BELOW.

     This stockholder proposal, if adopted, would recommend that the Board of Directors effectively terminate the Corporation's 70 year relationship with the Manager, and select and propose for stockholder approval a new and unnamed manager for the Corporation. The Board believes that this proposal is inappropriate and adverse to the interests of the Corporation and its Stockholders, and strongly urges its defeat.

     Each year, as mandated by law, the Board carefully considers whether the Corporation's management agreement with the Manager should be continued for another one year period. In the past (most recently in November 1998) your Directors have concluded that such continuance is in the best interests of the Corporation and its Stockholders. Under the management of J. & W. Seligman & Co. Incorporated, Tri-Continental has operated successfully as a closed-end investment company since 1929, providing investors with favorable returns over time. For the 12 months ended December 31, 1998, the Corporation posted a strong return of 25.80% based on net asset value and 26.19% based on market price, and ranked #1 out of the six closed-end funds within the Lipper Closed-End Growth & Income Funds Average. The Corporation's average annual total returns for the five- and ten-year periods ended December 31, 1998, were 19.86% and 17.40%, respectively, based on net asset value and 19.05% and 17.65%, respectively, based on market price. The Corporation's average annual returns based both on net asset value and market price have outpaced the performance of the Lipper Growth & Income Funds Average (which measures the performance of open-end funds with investment objectives similar to the Corporation) for the one-, five- and ten-year periods ended December 31, 1998. Today Tri-Continental is the nation's largest publicly-traded, diversified closed-end equity investment company, with approximately $4 billion in assets.

     In his supporting statement, Mr. Shea expresses frustration that the Corporation's shares currently trade at a discount to their net asset value, and suggests, without any factual support, that replacement of the Manager is likely to result in a reduction in the Corporation's discount. Your Board of Directors disagrees. As discussed in numerous Annual Reports to Stockholders, in this and prior proxy statements, and at presentations at Annual Meetings of Stockholders, the Manager and

Board of Directors devote a great deal of attention to the discount issue. The Manager regularly makes presentations to the Board regarding the Corporation's market discount and possible explanations therefor, as well as similar information regarding other funds in Tri-Continental's competitive universe. The Board and the Manager have reviewed numerous theories and studies addressing the trading price of closed-end fund shares, and closely monitor the steps that other closed-end funds have taken in an attempt to reduce their trading discounts. The Board is willing to consider actions that might have a discount reducing effect, but will not approve any plan unless it concludes that implementation would be in the best interests of the Corporation and its Stockholders. For example, in 1997 your Board carefully considered, and then rejected, a proposed "managed distribution plan" for your Corporation because the Directors did not believe that such a plan would be in the best interests of the Corporation and its Stockholders. More recently, your Board authorized a stock repurchase program in November 1998. One of the considerations in approving the plan was its potential to modestly reduce the discount over time.

     Mr. Shea suggests that the Manager, whose investment advice to Tri-Continental over the last 70 years has resulted in the Corporation's enviable performance record, is to blame for the current discount. One of the features of a closed-end fund is that its shares trade at market prices determined by supply and demand, and that such prices frequently differ from the net asset value of such shares. The discount or premium varies over time and affects an investor's total return. As discussed in Tri-Continental's current Annual Report to Stockholders, the Corporation's discount has varied significantly in recent years, as have the market discounts of many other closed-end funds. No single variable or factor can explain the reason many closed-end investment companies typically sell at discounts or the levels of discounts of particular funds or why they may change significantly over time.

     The Manager will continue its ongoing study of the discount issue and industry developments, including the levels of discounts of particular funds and why they may change significantly over time, and your Board will continue to monitor the situation and to review possible actions, such as the stock repurchase program implemented in November 1998, that might be taken and which are consistent with the best interests of Tri-Continental and its Stockholders. Your Board believes that any such actions should be in keeping with the Corporation's investment objectives of long-term growth of capital and income, with reasonable current income, and should not sacrifice the investment advantages that Tri-Continental and its Stockholders now derive from the Corporation's closed-end structure, some of which are discussed in the response to the first stockholder proposal above.

     In his supporting statement Mr. Shea argues that the Corporation's current discount should result in a boosted return to stockholders because of the "leverage" that he believes is implied by the discount. The Board of Directors believes Mr. Shea is incorrect. While a stockholder's market return will be affected by changes in the Corporation's discount or premium after the date his shares are purchased, this is clearly not analogous to leverage. For example, if shares with a net asset value of $100 are purchased at $85 (a 15% discount) and sold one year later at the same 15% discount after a 30% increase in the underlying net asset value (I.E., to $130), the investor will have proceeds of $110.50, which is 30% more than $85. A market discount to net asset value has no leveraging effect on performance as Mr. Shea asserts.

     The quote from Dr. Mark Mobius' book in the third paragraph of Mr. Shea's supporting statement is taken from an extremely brief and conclusory discussion in Dr. Mobius' book on emerging markets and should not be taken as an authoritative statement on the cause of discounts from net asset value. As noted above, closed-end fund discounts have been the subject of numerous and extensive studies, none of which has purported to explain discounts by a single factor or variable, although some have found that various factors, such as the extent of embedded potential capital gains tax liability, may have a statistically significant influence on a fund's discount. None of these studies is referenced in the brief discussion cited by Mr. Shea. The Corporation questions Mr. Shea's assertion that Dr. Mobius is of the view that perceptions of a closed-end fund's manager are the sole factor in determining whether a fund trades at a discount or premium, particularly since four of the six closed-end funds for which he is listed as the portfolio manager are currently trading at discounts of more than 17%, with two at discounts of more than 20% (based on prices as of Friday, March 12, 1999).

     Each November your Corporation's Board of Directors considers whether or not to approve the continuance of the management agreement between Tri-Continental and the Manager, as required by the 1940 Act and in accordance with the terms of such agreement. In determining whether to approve such continuance the Directors consider a large number of factors and a great deal of information, including information regarding investment performance, and are subject to fiduciary and other duties under applicable law. The Directors who are not affiliated with the Manager meet separately and consult with counsel that is independent of the Manager. Under the 1940 Act, the Manager has a duty to provide, and the Directors have a duty to request, all information relevant to making their determination on the continuance of the Corporation's management contract. This process, and the diligence with which the Board undertakes its responsibilities, ensures a careful and thorough review of the management contract every year. Mr. Shea suggests that Stockholders second guess this review by the Directors they have elected.

     A management agreement with any new adviser would require stockholder approval, which could only occur once a new manager had been selected, and after considerable Stockholder expense. During this time, your investment in the Corporation could be harmed.

     This proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such proposal. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, proxies will be voted AGAINST approval of the proposal.

     The Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and its Stockholders.



                                 ---------------



     The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

     Notice is hereby given that any Stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 2000, must be received by the Corporation no later than December , 1999.

                                   E. EXPENSES
                                   -----------

     The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or telegraph by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 909 Third Avenue, New York, N.Y. 10022-4799 to assist in soliciting for a fee of $4,000, plus expenses.


                                    By order of the Board of Directors,

                                    /s/ FRANK J. NASTA
                                       ----------------------------------------
                                    Secretary


                              --------------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                 TRI-CONTINENTAL
                                     CORPORATION

                            NOTICE OF ANNUAL MEETING
                                      OF STOCKHOLDERS
                                      AND
                                      PROXY STATEMENT


================================================================================
  TIME:   MAY 20, 1999
          10:00 A.M.
================================================================================

================================================================================
   PLACE: FOUR SEASONS RESORT
          2800 SOUTH OCEAN BOULEVARD
          PALM BEACH, FLORIDA 33480


--------------------------------------------------------------------------------
  PLEASE DATE,  FILL IN AND SIGN THE  ENCLOSED  FORM OF PROXY AND MAIL IT IN
  THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------



                           TRI-CONTINENTAL CORPORATION
                                   MANAGED BY

                               [GRAPHIC OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                  PROXY TRI-CONTINENTAL CORPORATION                  PREFERRED
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 20, 1999 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees to the Board of Directors, FOR Proposals 2 and 3 and AGAINST Proposals 4, 5 and 6.
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. The Board of Directors recommends you vote FOR each of the Nominees and FOR Proposals 2 and 3

     To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)

1.       ELECTION OF DIRECTORS
         NOMINEES: John E. Merow, Betsy S. Michel, James C. Pitney, and
                  James N. Whitson
                  [ ] FOR [ ] AGAINST [ ] WITHHOLDING AUTHORITY

         all nominees all nominees for individual nominees listed below

         ---------------------------------------------------------------------
2.       Ratification  of the  selection  of Deloitte & Touche llp as Auditors
         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN

3. Approval of amendment to the Charter to increase the authorized shares of Common Stock
         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN


The Board of Directors recommends that you vote AGAINST proposals 4, 5 and 6

4.  Stockholder proposal relating to open-ending
      FOR  [  ]      AGAINST   [  ]      ABSTAIN    [  ]

5. Stockholder proposal imposing additional qualification requirements on potential Directors
      FOR  [  ]      AGAINST   [  ]      ABSTAIN    [  ]

6. Stockholder proposal relating to removing J. & W. Seligman & Co. Incorporated as manager
      FOR  [  ]      AGAINST   [  ]      ABSTAIN    [  ]


      DATED_________________________________________, 1999

 Signature  _____________________________________________________________

             -------------------------------------------------------------------
 Signature (if jointly held)

     Please sign  exactly as your  name(s)  appear(s)  on this  proxy.  Only one
signature  is  required  in  case  of  a  joint  account.   When  signing  in  a
representative capacity, please give title.

     Your Vote Is Important. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.


Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                    PROXY TRI-CONTINENTAL CORPORATION                   COMMON
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 20, 1999 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees to the Board of Directors, FOR Proposals 2 and 3 and AGAINST Proposals 4, 5 and 6.

THE  SOLICITATION  OF THIS  PROXY IS MADE ON  BEHALF OF THE BOARD OF
DIRECTORS. The Board of Directors recommends you vote FOR each of the Nominees and FOR Proposals 2 and 3

     To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)

1.       ELECTION OF DIRECTORS
         NOMINEES: John E. Merow, Betsy S. Michel, James C. Pitney, and
                  James N. Whitson
         [  ] FOR      [  ] WITHHOLD   [  ] WITHHOLDING AUTHORITY   all nominees
all nominees for individual nominees listed below

         ---------------------------------------------------------------------
2.  Ratification of the selection of Deloitte & Touche llp as Auditors
         [  ] FOR     [  ] AGAINST     [ ] ABSTAIN

3. Approval of amendment to the Charter to increase the authorized shares of Common Stock
         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN

The Board of Directors recommends that you vote AGAINST proposals  4, 5 and 6
4.  Stockholder  proposal  relating to open-ending
         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN
5. Stockholder proposal imposing additional qualification requirements on potential Directors
         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN
6. Stockholder proposal relating to removing J. & W. Seligman & Co. Incorporated as manager
         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN


         DATED __________________________________________________, 1999

Signature _______________________________________________________________

                 ---------------------------------------------------------------
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